UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2008
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Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.
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(Exact name of registrant as specified in its charter)

Delaware	001-15697	22-3542636
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647
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(Address of principal executive offices)

     (201) 750-2646
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(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

          On June 26, 2008, Elite Pharmaceuticals, Inc., a Delaware corporation (the “Registrant”), filed a Certificate of Amendment of the Certificate of Incorporation of Elite Pharmaceuticals, Inc. (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. Pursuant to the Certificate of Amendment, the Registrant amended its Certificate of Incorporation (the “Certificate of Incorporation”) such that (i) the authorized number of shares of the Registrant’s common stock, par value $0.01 per share (the “Common Stock”), was increased from 65,000,000 shares of Common Stock to 150,000,000 shares of Common Stock, and (ii) the voting rights of the holders of Common Stock were amended to provide that such holders will not be entitled to vote on any amendment to the Certificate of Incorporation (including any certificate of designation relating to any series of preferred stock of the Registrant) that relates solely to the terms of one or more outstanding series of preferred stock of the Registrant if the holders of such affected series of preferred stock are entitled, either separately or together with the holders of one or more other such affected series of preferred stock, to vote on such amendment pursuant to either the Certificate of Incorporation (including any certificate of designation relating to any series of preferred stock) or the General Corporation Law of the State of Delaware.

          The holders of a majority of the outstanding Common Stock entitled to vote on the foregoing amendments to the Registrant’s Certificate of Incorporation contained in the Certificate of Amendment, and the holders of a majority of the outstanding stock of each class entitled to vote as a class on such amendments, were given notice of such amendments and voted in favor of the approval and ratification of such amendments.

           A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware is attached hereto as Exhibit 3.01.

Item 9.01           Financial Statements and Exhibits

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits

Exhibit No.	Exhibit

3.01	Certificate of Amendment of the Certificate of Incorporation of Elite Pharmaceuticals, Inc., as filed on June 26, 2008, with the Secretary of State of the State of Delaware.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2008

ELITE PHARMACEUTICALS, INC.

By:	/s/ Bernard Berk
Name: Bernard Berk
Title: Chief Executive Officer